COST OF SALES	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
COST OF SALES
5. COST OF SALES

Cost of sales in 2025, 2024 and 2023 amounted to €3,452,971 thousand, €3,329,483 thousand and €2,995,877 thousand, respectively, and consisted primarily of materials, components and labor related to the manufacturing and distribution of cars and spare parts. Cost of sales also includes depreciation and amortization, insurance, transportation costs, warranty and product-liability related costs, as well as production costs for engines supplied to other Formula 1 racing teams. In addition, cost of sales included costs related to engines sold to Maserati S.p.A., primarily in 2023, when the related supply contract expired.

Interest and other financial expenses from financial services activities included within cost of sales in 2025, 2024 and 2023 amounted to €99,206 thousand, €88,308 thousand and €60,808 thousand, respectively.